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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2006

                         Halo Technology Holdings, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                         000-33197               88-0467845
(State or other jurisdiction             (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)

200 Railroad Avenue, Greenwich, Connecticut                         06830
  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (203) 422-2950

                                 Not Applicable
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 15, 2006, Halo Technology Holdings, Inc. held a conference call regarding its quarterly earnings for its third quarter ended March 31, 2006. A copy of the transcript of the call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Transcript of conference call held on May 15, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Halo Technology Holdings, Inc.


May 17, 2006                            By: /s/ Ernest Mysogland
                                            ------------------------------------
                                        Name: Ernest Mysogland
                                        Title: Executive Vice President